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                                                                   Exhibit 10.15


                               CEDAR GROUP, INC.
                             1995 STOCK OPTION PLAN


                                   ARTICLE I
                                    PURPOSE

         1.1 PURPOSE. The purpose of the 1995 Stock Option Plan (this "Plan") is to strengthen the ability of Cedar Group, Inc. (the "Company") to attract, motivate, and retain employees of superior ability and to more closely align the interests of the nonemployee directors and management of the Company with those of its shareholders by relating capital accumulation to increases in shareholder value.

                                   ARTICLE II
                              GENERAL DEFINITIONS

         2.1 "Agreement" - The written instrument evidencing the grant to a Participant of an Award. Each Participant may be issued one or more Agreements from time to time, containing one or more Awards.

         2.2     "Award" - Any award granted under this Plan.

         2.3     "Board" - The Board of Directors of the Company.

         2.4     "Code" - The Internal Revenue Code of 1986, as amended.

         2.5 "Committee" - The Committee which the Board appoints to administer this Plan.

         2.6 "Common Stock" - The common stock of the Company as described in the Company's Certificate of Incorporation, as amended, or such other stock as shall be substituted therefor.

         2.7     "Company" - Cedar Group, Inc., or any successor to the
Company.

         2.8 "Date of Grant" - The date on which the granting of an Award is authorized by the Committee, unless another date is specified by the Committee or by a provision in this Plan applicable to the Award.

         2.9     "Director" - A member of the Board who is not an Employee.

         2.10 "Disposition" - Any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and whether during the Participant's lifetime or upon or after his or her death, including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment.
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         2.11    "Employee" - Any employee (including officers) of the Company or a Subsidiary.

         2.12 "Exchange Act" - The Securities Exchange Act of 1934, as amended.

         2.13 "Fair Market Value" - The average of the reported high and low sales price of the Common Stock (rounded up to the nearest one-tenth of a dollar) on the date on which Fair Market Value is to be determined (or if there was no reported sale on such date, the next preceding date on which any reported sale occurred) on the principal exchange or in such other principal market on which the Common Stock is trading.

         2.14 "Incentive Stock Option" - A Stock Option intended to satisfy the requirements of Section 422(b) of the Code.

         2.15 "Limited Stock Appreciation Right" or "Limited Right" - The rights specified in Article VIII.

         2.16 "Nonqualified Stock Option" - A Stock Option other than an Incentive Stock Option.

         2.17 "Participant" - A key Employee selected by the Committee to receive an Award or a Director who has received an Award pursuant to Article X.

         2.18 "Retirement" - Employment separation on account of early, normal, or late retirement.

         2.19    "Rule 16b-3" - Rule 16b-3 shall have the meaning assigned in
Section 4.1.

         2.20    "Securities Act" - The Securities Act of 1933, as amended.

         2.21 "Stock Option" - An award of a right to purchase Common Stock pursuant to Article VII.

         2.22    "Subsidiary" - A "subsidiary corporation" as defined in
Section 424(f) of the Code that is a subsidiary of the Company.

                                  ARTICLE III
                   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

         3.1 COMMON STOCK AUTHORIZED. Subject to the provisions of this Article and Article XI, the total aggregate number of shares of Common Stock that may be issued, transferred or exercised pursuant to Awards shall not exceed 1,500,000 shares.

         3.2 LIMITATION OF SHARES. For purposes of the limitations specified in Section 3.1, the following principles apply: (a) a decrease in the number of shares which thereafter may be
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issued or transferred for purpose of Section 3.1 shall result from the delivery of shares of Common Stock upon exercise of a Stock Option or Limited Stock Appreciation Right in any manner; (b) shares of Common Stock with respect to which Stock Options and Limited Stock Appreciation Rights expire, are cancelled without being exercised, or are otherwise terminated may be regranted under this Plan; and (c) if any shares of Common Stock related to an Award are not issued or, for any reason, cease to be issuable or are forfeited, such shares of Common Stock shall no longer be charged against the limitation provided for in Section 3.1 and shall be available again for the grant of Awards.

         3.3 SHARES AVAILABLE. At the discretion of the Board or the Committee, the shares of Common Stock to be delivered under this Plan shall be made available either from authorized and unissued shares of Common Stock or shares of Common Stock controlled by the Company, or both; provided, however, that absent such determination by the Board or the Committee to the contrary, in whole or in part, the shares shall consist of the Company's authorized but unissued Common Stock.

         3.4      AWARD ADJUSTMENTS.  Subject to the limitations set forth in
Article XIII, the Committee may make any adjustment in the exercise price or the number of shares subject to, or the terms of, a Nonqualified Stock Option or Limited Stock Appreciation Right. Such adjustment shall be made by amending, substituting or cancelling and regranting an outstanding Nonqualified Stock Option or Limited Stock Appreciation Right with the inclusion of terms and conditions that may differ from the terms and conditions of the original Nonqualified Stock Option or Limited Stock Appreciation Right. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.1 COMMITTEE. This Plan shall be administered by the Committee, which shall consist of two or more Directors of the Company, all of whom are "disinterested persons," as such term is defined under the rules and regulations adopted, from time to time, by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act, including specifically but without limitation, Rule 16b-3 or any successor rule thereto. The Committee may, in its discretion, delegate its duties under this Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Participants subject to Section 16(b) of the Exchange Act. The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee, however caused, shall be filled by action of the Board.

         4.2 POWERS. The Committee has discretionary authority to determine the key Employees to whom, and the time or times at which, Awards shall be granted. The Committee also has authority to determine the amount of shares of Common Stock that shall be subject to each Award (other than Awards to Directors), and the terms, conditions, and limitations of each
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Award, subject to the express provisions of this Plan.  The Committee shall have the discretion to interpret this Plan and to make all other determinations necessary for Plan administration. The Committee has authority to prescribe, amend and rescind any rules and regulations relating to this Plan, subject to the express provisions of this Plan. All Committee interpretations, determinations, and actions shall be in the sole discretion of the Committee and shall be binding on all parties. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency.

         4.3      AWARD TERMS.   Awards shall be evidenced by an Agreement and
may include any terms and conditions consistent with this Plan, as the Committee may determine.

         4.4 NO LIABILITY. No member of the Board or the Committee shall be liable for any action or determination made in good faith by the Board or the Committee with respect to this Plan or any Award under this Plan.

                                   ARTICLE V
                                  ELIGIBILITY

         5.1 PARTICIPATION. Subject to Section 5.3, Participants shall be selected from the key Employees of the Company and its Subsidiaries. Such designation may be by individual or by class.

         5.2 INCENTIVE STOCK OPTION ELIGIBILITY. No person shall be eligible for the grant of an Incentive Stock Option who owns (within the meaning of Section 422(b) of the Code), or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary.

         5.3 BOARD PARTICIPATION. Any Director (who is not an Employee of the Company or a Subsidiary) shall be granted Awards under this Plan pursuant to Article X.

         5.4 LIMIT ON AWARDS. Awards to any Employee under this Stock Option Plan shall not exceed in the aggregate 500,000 Stock Options (with or without tandem Limited Rights) during any period of 12 consecutive months. The number of Limited rights, if any, granted pursuant to Section 11.2 shall count toward the aggregate limit.

                                   ARTICLE VI
                                FORMS OF AWARDS

         6.1 AWARD ELIGIBILITY. The forms of Awards under this Plan are Stock Options as described in Article VII and Limited Stock Appreciation Rights as described in Article VIII. The Committee may, in its discretion, permit holders (other than Directors) of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other
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Awards, or in exchange for the grant of new Awards or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards.

                                  ARTICLE VII
                                 STOCK OPTIONS

         7.1 EXERCISE PRICE. The exercise price of Common Stock under each Stock Option shall be equal to 100 percent of the Fair Market Value of the Common Stock on the Date of Grant.

         7.2 TERM. Stock Options may be exercised as determined by the Committee, provided that Incentive Stock Options may in no event be exercised later than 10 years from the Date of Grant or granted later than 10 years from the date of adoption of this Plan. During the Participant's lifetime, only the Participant may exercise an Incentive Stock Option. The Committee may amend the terms of an Incentive Stock Option at any time to include provisions that have the effect of changing such Incentive Stock Option to a Nonqualified Stock Option, or vice-versa (to the extent any such change is permitted by applicable law).

         7.3 METHOD OF EXERCISE. Upon the exercise of a Stock Option, the exercise price shall be payable in full in cash or an equivalent acceptable to the Committee. No fractional shares shall be issued pursuant to the exercise of a Stock Option, and no payment shall be made in lieu of fractional shares. At the discretion of the Committee and provided such payment can be effected without causing the Participant to incur liability under Section 16(b) of the Exchange Act, the exercise price may be paid by assigning and delivering to the Company shares of Common Stock or a combination of cash and such shares equal in value to the exercise price. Any shares so assigned and delivered to the Company in payment or partial payment of the exercise price shall be valued at the closing market price of the Common Stock on the principal exchange or in such other principal market on which the Common Stock is trading on the exercise date.

                 In addition, at the request of the Participant and to the extent permitted by applicable law, the Company in its discretion may selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Participant, shall pay to the Company the exercise price of the Stock Options being exercised, and the Company, pursuant to an irrevocable notice from the Participant, shall promptly deliver the shares being purchased to such firm.

         7.4 LIMITATION ON INCENTIVE STOCK OPTIONS. With respect to Incentive Stock Options, the aggregate Fair Market Value (determined at the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all stock option plans of the Company and its Subsidiaries) shall not exceed $100,000, or such other amount as may be prescribed under the Code or applicable regulations or rulings from time to time.
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                                  ARTICLE VIII
                       LIMITED STOCK APPRECIATION RIGHTS

         8.1 GRANT. The grant of Limited Stock Appreciation Rights under this Plan shall be subject to the terms and conditions of this Article VIII and shall contain such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Committee shall deem desirable. A Limited Right is a stock appreciation right which is effective only upon a Change in Control (as defined in Section 11.2) and is payable only in cash.
The amount of payment to which any grantee of such a Limited Right shall be entitled upon exercise shall be equal to the difference between the exercise price per share of any Common Stock covered by a Stock Option in connection with, whether or not in tandem, such Limited Right and the "Market Price" of a share of Common Stock. For purposes of this Section 8.1, the term "Market Price" shall mean the greater of (i) the highest price per share of Common Stock paid in connection with the Change in Control and (ii) the highest price per share of Common Stock reflected on the NASDAQ - National Market System during the sixty-day period prior to the Change in Control. If the Limited Rights are exercised, the tandem Stock Options shall cease to be exercisable to the extent of the Common Stock with respect to which such Limited Rights are exercised.

                                   ARTICLE IX
                      FORFEITURE AND EXPIRATION OF  AWARDS

         9.1 TERMINATION. Subject to the express provisions of this Plan and the terms of any applicable Agreement, the Committee, in its discretion, may provide for the forfeiture or continuation of any Award for such period and upon such terms and conditions as are determined by the Committee in the event that a Participant ceases to be an Employee. In the absence of Committee action or contrary provisions in an Agreement, the following rules shall apply:

                 (a) with respect to Stock Options, in the event of Retirement, the Stock Options shall continue to vest according to the original schedule, but no Stock Options may be exercised after the expiration of the earlier of the remaining term of such Stock Options or 36 months (12 months in the case of Incentive Stock Options) following the date of Retirement; in the event of permanent and total disability, the Stock Options shall continue to vest according to the original schedule, but no Stock Options may be exercised after the expiration of the earlier of the remaining term of such Stock Options or 12 months following the date of permanent and total disability; in the event of death, Stock Options held at the time of death by the Participant may be exercised by the estate or beneficiary of such Participant until the expiration of the earlier of the remaining term of such Stock Options or three years from the date of death; in the event of the Participant's voluntary separation of employment, the Stock Options shall terminate and be forfeited as of the date of separation of employment; in the event of the Participant's involuntary separation of employment, the Stock Options shall be exercisable until the end of the period of the Participant's receipt of installments of severance pay, if any, from the Company; in the event of an involuntary separation of employment without severance pay or if
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severance pay is paid in a lump sum, the Stock Options shall not be exercisable after the date of separation of employment;

                 (b) with respect to Limited Rights, in the event of Retirement or permanent and total disability, the Limited Rights shall continue in effect for six months following separation of employment, and such Limited Rights may be exercised during such six-month period; in the event of the Participant's death or voluntary separation of employment, the Limited Rights shall terminate as of the date of separation of employment; provided that Limited Rights pursuant to Section 8.1 may be exercised in accordance with their terms by the holder thereof who separated from employment following a Change in Control, without respect to the separation of employment of such holder.

         9.2 LEAVE OF ABSENCE. With respect to an Award, the Committee may, in its sole discretion, determine that any Participant who is on leave of absence for any reason shall be considered to still be in the employ of the Company, provided that rights to such Award during a leave of absence shall be limited to the extent to which such rights were earned or vested when such leave of absence began.

                                   ARTICLE X
                            GRANT OF  STOCK OPTIONS
                 AND LIMITED RIGHTS TO (NONEMPLOYEE) DIRECTORS

         10.1 GRANT. On the first Tuesday of each January, commencing January 5, 1996, each Director shall be granted automatically an Award consisting of (a) a Nonqualified Stock Option to purchase shares of Common Stock and (b) with respect to such number of shares of Common Stock, a Limited Right, subject to applicable law. In respect to any Award under this Section 10.1, the Limited Right component of the Award shall be exercisable only as set forth in Section 8.1 of this Plan. The number of shares of Common Stock to be subject to each Nonqualified Stock Option granted automatically under this
Section 10.1 commencing January, 1996 and thereafter during the term of this Plan (subject to adjustment as provided in Section 11.1) shall be 10,000 shares of Common Stock provided that the Company shall have been profitable in the prior fiscal year.

                 The foregoing provisions of this Section 10.1 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

         10.2 TERMINATION. If a Director's service with the Company terminates by reason of permanent and total disability or retirement from active service as a director of the Company, any Award held by such Director may be exercised for a period of three years from the date of such termination or until the expiration of the Award, whichever is shorter, to the extent to which the individual would on the date of exercise have been entitled to exercise the Award if such individual had continued to serve as a Director. If a Director's service with the Company terminates by reason of death or under mutually satisfactory conditions, or if a Director dies
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within the three-year period following termination by reason of permanent and total disability or retirement from active service as a director of the Company or within the one-year period following termination under mutually satisfactory conditions, any Award held by such Director may be exercised for a period of one year from the date of such termination or post-termination death, as the case may be, or until the expiration of the stated term of the Award, whichever is shorter, to the extent to which the individual would on the date of exercise have been entitled to exercise the Award if such individual had continued to serve as a Director. All applicable provisions of this Plan not inconsistent with this Article X shall apply to Awards granted to Directors; provided, however, that the Committee may not exercise discretion under any provision of this Plan with respect to Awards granted under this Article X to the extent that such discretion is inconsistent with Rule 16b-3. The maximum number of shares of Common Stock as to which Nonqualified Stock Options may be granted to any Director under this Plan shall be 500,000 shares of Common Stock (as constituted on September 5, 1995).

                                   ARTICLE XI
                             ADJUSTMENT PROVISIONS

         11.1 SHARE ADJUSTMENTS. If the number of outstanding shares of Common Stock is increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional, new, or different shares or other securities are distributed with respect to such shares of Common Stock or other securities through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock or other securities, an appropriate adjustment in order to preserve the benefits or potential benefits intended to be made available to the Participants may be made, in the discretion of the Committee, in all or any of the following: (i) the maximum number and kind of shares provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; and (iii) the price for each share or other unit of any other securities subject to then outstanding Awards. The Committee may also make any other adjustments, or take such action as the Committee, in its discretion, deems appropriate in order to preserve the benefits or potential benefits intended to be made available to the Participants. Any fractional share resulting from such adjustment may be eliminated.

         11.2 CORPORATE CHANGES. Subject to Article XIII, upon (i) the dissolution or liquidation of the Company; (ii) a reorganization, merger, or consolidation (other than a merger or consolidation effecting a reincorporation of the Company in another state or any other merger or consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the merger or consolidation) of the Company with one or more corporations, following which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the shareholders of the parent of the Company and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to
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the transaction); (iii) the sale of all or substantially all of the assets of the Company; or (iv) the occurrence of a Change in Control, subject to the terms of any applicable Agreement, the Committee serving prior to the date of the applicable event may, to the extent permitted in Section 3.1 of this Plan, in its discretion and without obtaining shareholder approval, take any one or more of the following actions with respect to any Participant:

                 (a) accelerate the exercise dates of any or all outstanding Awards;

                 (b)      grant Limited  Rights to holders of outstanding Stock
Options;

                 (c) pay cash to any or all holders of Stock Options in exchange for the cancellation of their outstanding Stock Options;

                 (d)      grant new  Awards to any Participants; or

                 (e) make any other adjustments or amendments to outstanding Awards or determine that there shall be substitution of new Awards by such successor employer corporation or a parent or subsidiary company thereof, with appropriate adjustments as to the number and kind of shares or units subject to such awards and prices.

                 For purposes of this Plan and subject to the last sentence of this paragraph, a "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A, as in effect on the date hereof, promulgated under the Exchange Act; provided that, without limitation, a Change in Control shall be deemed to have occurred if (a) any "Person" (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; (b) there occurs a contested proxy solicitation of the Company's shareholders that results in the contesting party obtaining the ability to vote securities representing 30% or more of the combined voting power of the Company's then outstanding securities; (c) there occurs a sale, exchange, transfer or other disposition of substantially all of the assets of the Company to another entity, except to an entity controlled directly or indirectly by the Company, or a merger, consolidation or other reorganization of the Company in which the Company is not the surviving entity, or a plan of liquidation or dissolution of the Company other than pursuant to bankruptcy or insolvency laws is adopted; or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (i) in the event of a sale, exchange, transfer or other disposition of substantially all of the assets of the Company to, or a merger, consolidation or other reorganization involving the Company and, the Participant, alone or with other Participants, or any entity in which the Participant (alone or with other Participants) has, directly or indirectly,
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at least a 5% equity or ownership interest or (ii) in a transaction otherwise commonly referred to as a "management leveraged buy-out."

                 Clause (a) of the preceding paragraph to the contrary notwithstanding, a Change in Control shall not be deemed to have occurred if a Person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities solely as the result of an acquisition by the Company or any Subsidiary of the Company of voting securities of the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the combined voting power of the Company's then outstanding securities; provided, however, that if a Person becomes the beneficial owner of 20% or more of the combined voting power of the Company's then outstanding securities by reason of share purchases by the Company or any Subsidiary and shall, after such share purchases by the Company or a Subsidiary, become the beneficial owner, directly or indirectly, of any additional voting securities of the Company, then a Change in Control of the Company shall be deemed to have occurred with respect to such Person under clause (a) of the preceding paragraph.

                 Clauses (a) and (b) of the second preceding paragraph to the contrary notwithstanding, the Board may, by resolution adopted by at least two-thirds of the directors who were in office at the date a Change in Control occurred, declare that a Change in Control described in said clauses (a) or (b) has become ineffective for purposes of this Plan if all of the following conditions then exist: (i) the declaration is made prior to the death, disability or termination of employment of the Participant and within 120 days of the Change in Control; and (ii) no Person, either is the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's outstanding securities or has the ability or power to vote securities representing 10% or more of the combined voting power of the Company's then outstanding securities. If such a declaration shall be properly made, no actions or adjustments may be taken or made under this Section 11.2 as a result of such prior but now ineffective Change in Control, but such actions or adjustments may be taken or made and this Plan shall remain enforceable as a result of any other Change in Control unless it is similarly declared to be ineffective.

         11.3    BINDING DETERMINATION.  Adjustments under Sections 11.1 and
11.2 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive.

                                  ARTICLE XII
                               GENERAL PROVISIONS

         12.1 NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any instrument executed pursuant to this Plan shall confer upon any Participant any right to continue in the employ of the Company or a Subsidiary or affect the Company's or a Subsidiary's right to terminate the employment of any Participant at any time with or without cause.
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         12.2    SECURITIES REQUIREMENTS.  No shares of Common Stock shall be issued or transferred pursuant to an Award unless all applicable requirements imposed by federal and state laws, regulatory agencies, and securities exchanges upon which the Common Stock may be listed have been fully complied with. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements.

         12.3 NO RIGHT TO STOCK. No Participant and no beneficiary or other person claiming under or through such Participant shall have any right, title, or interest in any shares of Common Stock allocated or reserved under this Plan or subject to any Award except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

         12.4 WITHHOLDING. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state, or local taxes as required by law to be withheld with respect to such cash payments. In the case of Awards paid in Common Stock, the Participant or other person receiving such Common Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Common Stock. Also, at the discretion of the Committee and provided such withholding can be effected without causing the participant to incur liability under Section 16(b) of the Exchange Act, the Participant may (i) direct the Company or Subsidiary to withhold from the shares of Common Stock to be issued or transferred to the Participant the number of shares necessary to satisfy the Company's or Subsidiary's obligation to withhold taxes, such determination to be based on the shares' Fair Market Value as of the date on which tax withholding is to be made, (ii) deliver sufficient shares of Common Stock (based upon the Fair Market Value at the date of withholding) to satisfy the withholding obligations, or (iii) deliver sufficient cash to satisfy the withholding obligations. Participants who elect to use such a stock withholding feature must make the election at the time and in the manner prescribed by the Committee.

         12.5 NO DISPOSITION. No Award under this Plan may be the subject of any Disposition (excluding shares of Common Stock with respect to which all restrictions have lapsed), other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any attempted Disposition in violation of this provision shall be void and ineffective for all purposes.

         12.6 SEVERABILITY; CONSTRUCTION. If any provision of this Plan is held to be illegal or invalid for any reason, then the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. Headings and subheadings are for convenience only and not to be conclusive with respect to construction of this Plan.
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         12.7    GOVERNING LAW.  All questions arising with respect to the
provisions of this Plan shall be determined by application of the laws of the State of Delaware, except as may be required by applicable federal law.

         12.8 OTHER DEFERRALS. The Committee may permit selected Participants to elect to defer payment of Awards in accordance with procedures established by the Committee including, without limitation, procedures intended to defer taxation on such deferrals until receipt (including procedures designed to avoid incurrence of liability under Section 16(b) of the Exchange
Act). Any deferred payment, whether elected by the Participant or specified by an Agreement or by the Committee, may require forfeiture in accordance with stated events, as determined by the Committee.

                                  ARTICLE XIII
                           AMENDMENT AND TERMINATION

         13.1 AMENDMENTS; SUSPENSION; TERMINATION. The Board may at any time amend, suspend (and if suspended, may reinstate) or terminate this Plan; provided, however, that after the shareholders have approved this Plan in accordance with Section 14.1, the Board may not, without approval of the shareholders of the Company, amend this Plan so as to (a) increase the number of shares of Common Stock subject to this Plan except as permitted in Article XI or (b) reduce the exercise price for shares of Common Stock covered by Stock Options granted hereunder below the applicable price specified in Article VII of this Plan; and provided further, that the Board may not modify, impair or cancel any outstanding Award without the consent of the affected Participant.

                                  ARTICLE XIV
                             DATE OF PLAN ADOPTION

         14.1 DATE OF PLAN ADOPTION. This Plan has been adopted by the Board on February 1, 1995, subject to shareholder approval. If the requisite shareholder approval is not obtained, then the Plan shall become null and void ab initio and of no further force or effect. This Plan shall continue in effect with respect to Awards granted before termination of this Plan and until such Awards have been settled, terminated or forfeited.